                                                                    EXHIBIT 24.1
                                    SCEcorp
                               POWER OF ATTORNEY

    The undersigned, SCEcorp, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint JOHN E. BRYSON, BRYANT C. DANNER, ALAN J. FOHRER, R. K. BUSHEY, KENNETH S. STEWART, C. ALEX MILLER, PATRICIA N. GLAZIER, VICTORIA W. SCHWARTZ, W. J. SCILACCI L. C. CLARK, DOROTHY J. FULCO, JOHN STADNIK, CHARLES COOKE and TERRY M. ADLHOCK, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1993, the quarterly reports on Form 10-Q for each of the first three quarters of fiscal year 1994 and from time to time during 1994 any current report on Form 8-K, and any and all supplements and amendements thereto, to be filed by SCEcorp with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, for the purpose of complying with Sections 13 or 15(d) of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

    Executed at Rosemead, California, as of this 17th day of March, 1994.

                                      SCEcorp

                                  By  John E. Bryson
                                  -------------------------------
                                      Chairman of the Board
                                      and Chief Executive Officer


(Seal)

Attest

Kenneth S. Stewart
- ------------------
Secretary






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1994 SCECORP 10-K POWER OF ATTORNEY
PRINCIPAL EXECUTIVE OFFICER:



    John E. Bryson
- ----------------------------                  Chairman of the Board,
    John E. Bryson                            Chief Executive Officer and
                                              Director

Principal Financial Officer:

Alan J. Fohrer
- -----------------------------                Senior Vice President
Alan J. Fohrer                               and Chief Financial Officer

Controller and Principal Accounting Officer:

R. K. Bushey
- -----------------------------                 Vice President
R. K. Bushey                                  and Controller

Directors:

Howard P. Allen
- -----------------------------                 Director
Howard P. Allen

N. Barker, Jr.
- -----------------------------                 Director
N. Barker, Jr.


Walter B. Gerken
- -----------------------------                 Director
Walter B. Gerken

Joan C. Hanley
- -----------------------------                 Director
Joan C. Hanley

Carl F. Huntsinger
- -----------------------------                 Director
Carl F. Huntsinger

Luis G. Nogales
- -----------------------------                 Director
Luis G. Nogales

J. J. Pinola
- -----------------------------                 Director
J. J. Pinola


Henry T. Segerstrom
- -----------------------------                 Director
Henry T. Segerstrom

E. L. Shannon, Jr.
- -----------------------------                 Director
E. L. Shannon, Jr.


Daniel M. Tellep
- -----------------------------                 Director
Daniel M. Tellep

James D. Watkins
- -----------------------------                 Director
James D. Watkins

Edward Zapanta
- -----------------------------                 Director
Edward Zapanta





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